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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 13, 2004


                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)


 NEW BRUNSWICK                     0-29302                      980151150
(State or other                (Commission File              (I.R.S. Employer
jurisdiction of                    Number)                Identification Number)
 organization)


       5280 SOLAR DRIVE, SUITE 100
          MISSISSAUGA, ONTARIO                                    L4W 5M8
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (905) 602-2020

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ITEM 5. OTHER EVENTS

                  On August 13, 2004, the Company and OccuLogix, Inc. announced OccuLogix' filing of a registration statement with the U.S. Securities and Exchange Commission for the initial public offering of its common stock. A copy of that press release is attached hereto as Exhibit 99.1.

                  On August 13, 2004, the Company issued a press release announcing management changes in connection with the planned OccuLogix IPO. A copy of that press release is attached hereto as Exhibit 99.2.

ITEM 7. LIST OF EXHIBITS FILED

         (c)      Exhibits

                  99.1 OccuLogix' Files Registration Statement for IPO Joint Press Release, dated August 13, 2004

                  99.2 Management Changes in Connection with OccuLogix IPO Press Release, dated August 13, 2004

                                      * * *



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2004

                                           TLC VISION CORPORATION


                                           By: /s/ Robert W. May
                                               ---------------------------------
                                               Robert W. May
                                               General Counsel and Secretary





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                                  EXHIBIT INDEX

Exhibit No.     Description
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
99.1            OccuLogix' Files Registration Statement for IPO Joint Press
                Release, dated August 13, 2004

99.2            Management Changes in Connection with OccuLogix IPO Press
                Release, dated August 13, 2004




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